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                                                                    EXHIBIT 10.7


                                  ULTRAK, INC.

                      1988 NON-QUALIFIED STOCK OPTION PLAN



1. Purpose. The purpose of this 1988 Stock Option Program (the "Program") is to provide a means by which certain employees of Ultrak, Inc. and its Affiliates (the "Company") may be given an opportunity to purchase common stock of the Company ("Common Stock"). The Program is intended to advance the interests of the Company by encouraging stock ownership on the part of certain employees, by enabling the Company to secure and retain the services of highly qualified persons and by providing employees with an additional incentive to advance the success of the Company. For purposes of this Program, Affiliate shall mean any subsidiary corporation of the Company as defined in Sections 425(e) and (f) respectively of the Internal Revenue Code of 1954, as amended (hereinafter the "Code"). Affiliation shall refer to a group of Affiliates.

2. Stock Subject to Option. Subject to adjustment as provided in Sections 4(h) and (j) hereof, Options may be granted by the Company from time to time to purchase up to an aggregate of 5,000,000 shares of the Company's authorized but unissued Common Stock, provided that the number of shares that may be granted to any employee under the Program shall be reasonable in relation to the purpose of the Program. Shares that by reason of the expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Program may be re-Optioned under the Program. The Company shall not be required, upon the exercise of any Option, to issue or deliver any shares of stock prior to the completion of such exemption, registration or other qualification of such shares under state or Federal law, rule or regulation as the Company shall determine to be necessary or desirable.

3. Participants. All employees of the Company may be granted Options under the Program. An employee of the Company shall mean any person employed full-time for whom the Company is obligated to provide W-2 Forms under the Internal Revenue Code, and who is designated in writing, at time of employment, as a full-time employee.

4. Terms and Conditions of Options. The Committee (as that term is defined in Section 5) may grant Options from time to time pursuant to the Program. Such Options shall be evidenced by written agreements substantially in the form of the Stock Option Agreement which is attached hereto as Appendix "A", and shall not be inconsistent with this Program. Shares of stock that may be purchased under an Option granted pursuant to this Program shall sometimes hereinafter be referred to as "Option Shares". Nothing in this Program or an Option granted hereunder shall govern the employment rights and duties
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         between the Optionee and the Company or Affiliate.  Neither this
         Program, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties.

         (a) Option Price. The Option Price for each Option Share shall be determined by the Board of Directors from time to time.

         (b) Term of Option. Notwithstanding any other provision of this Program, each Option granted under this Plan shall expire not more than ten years from the earlier of the date of employment of Optionee or the date the Option is granted except as provided in Section 4(e), 4(f), 4(g) and 4(h) under which Options may expire or terminate at an earlier date.

         (c) Exercise of Option. Each Option shall be exercisable at any time during the term of the Option to the extent of the total number of shares covered by the Option multiplied by twenty percent (20%) and by the number of year(s) of service (as defined below) of the Optionee. For purposes of Options agreed to be granted on or before April 15, 1988, the number of year(s) of service means the period beginning on the earlier of the date when the Optionee was employed by the Company or Affiliate (but in no event earlier than April 25, 1986) or the date the Option is granted and each anniversary thereafter of the Optionee's continuous employment with the Company. For purposes of Options granted after April 15, 1988, the number of years of service means the period beginning the Date of Grant (unless express provision is made otherwise) and each anniversary thereafter of the Optionee's continuous employment with the Company.

                 Notwithstanding the foregoing, Optionee shall be entitled to exercise the total number of shares covered by the Option if
                 (i) Optionee dies or becomes disabled while employed by the Company; (ii) the Company is dissolved or liquidated; (iii) the Company is merged, consolidated or reorganized, and the Company is not the surviving entity; (iv) substantially all property and assets of the Company are sold or otherwise disposed of in a context other than sale of contracts for financing purposes; (v) a "Fifty Percent Acquisition" (as defined below) occurs; (vi) if the Compensation Committee with approval of the Board of Directors approves otherwise; or
                 (vii) if Optionee is terminated (but not for cause) and his written employment agreement so provides.

                 A "Fifty Percent Acquisition" means a purchase or other acquisition by any individuals or entity including, but not limited to corporations, partnerships or other





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                 business organizations, whereby such individual or entity
                 owns, immediately after, but not before, such purchase or other acquisition, more than fifty percent (50%) of the total combined voting power of the outstanding stock of the Company. Where an Optionee's employment by the Company is terminated for any reason other than death or disability including, but not limited to, the Optionee's transfer to a Company Affiliate, no Option shall give an Optionee (or his successor) a right to acquire any greater number of shares than he had rights to acquire on the date of his termination.

         (d) Manner of Exercise. Shares of Common Stock purchased upon exercise of Options shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued hereunder, Options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the Option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon, accompanied by full payment for the shares by one of the following (or combination thereof) selected for the Optionee by the Company in its sole discretion: (i) certified or official bank check or the equivalent thereof acceptable to the Company; or (ii) tendering property including, but not limited to, shares of Common Stock of the Company with a fair market value at least equal to the aggregate Option price for the Option Shares to be acquired. Where the Optionee exercises his Options by tendering Common Stock of the Company, the fair market value of such shares as of the date of the tendering of the Common Stock of the Company is received by the Company (the "date of exercise") shall be established in good faith by the Board of Directors. In setting the fair market value as of the date of exercise, due regard shall be given to all facts and circumstances. However, if an active market exists for the Common Stock, the lowest closing bid price on the date of exercise shall be set by the Board of Directors, as the fair market value. If an active market does not exist at the date of exercise, an Optionee may condition his exercise on the Board of Directors establishing a fair market value above the amount specified in the Optionee's written notice. Any shares tendered which are not used to satisfy payment for the exercise of an Option shall be returned to the Optionee.

                 At the time of delivery, the Company shall, without stock transfer tax to the Optionee (or other person entitled to exercise the Option), deliver to the Optionee (or to such





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                 other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. In the event the Common Stock issuable upon exercise of an Option is not registered under the Securities Act of 1933 (the "Act"), then the Company at the time of exercise will require, in addition, that the registered owner deliver an Investment Representation in the form attached hereto as Appendix B to the Company and its counsel and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time the Common Stock issuable under exercise of the Options.

         (e)     Termination of Employment.

                 (1) In the event that the Optionee's employment by the Company shall terminate with cause (as defined below or as defined in any written employment agreement with Optionee), the Options granted to the Optionee pursuant to this Program shall terminate immediately. In the event that Optionee's employment by the Company shall terminate without cause (as defined below), the Optionee shall have the right to exercise his Option at any time within 30 days after such termination to the extent he was entitled to exercise the same immediately prior to the termination (unless express provision is made otherwise in any written employment agreement with Optionee allowing Optionee to exercise his Option to the total number of shares covered by such Option). Termination with cause means that the Company terminates the Optionee's employment with the Company (i) where there has been a material breach by the Optionee of any of the terms of any employment contract, if any, or (ii) where the Optionee is guilty of fraud or embezzlement, or has conducted himself in a way punishable as a felony or constituting malfeasance, gross negligence, gross incompetence, moral turpitude or drug or alcohol abuse that could in the opinion of a reasonable person materially impair the Optionee's ability to perform his duties or injure the assets, properties, operations or business reputation of the Company. Termination without cause means any termination including, but not limited to, the Optionee's voluntary resignation or the Optionee's





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                          transfer to a Company Affiliate, which is not with
                          cause and to which the provisions of Sections 4(e)(2) (Death and Disability), 4(e)(3) (Retirement) and 4(g) (Dissolution, etc., of the Issuer of Option Stock) do not apply.

                 (2) In the event that Optionee shall die while in the employment of the Company or if Optionee's employment by the Company is terminated because Optionee has become disabled within the meaning of Section 105(d)(4) of the Code, Optionee, his estate or beneficiary shall have the right to exercise his Options at any time within twelve (12) months from the date of death of Optionee or termination of his employment due to disability, as the case may be, to the extent of the total number of shares covered by the Option. Notwithstanding the foregoing, the provisions of this Section 4(e)(2) shall be subject to Sections 4(h) (Adjustment of Option Upon Reorganization) and 4(g) (Dissolution, etc., of Issuer of Option Stock) as may earlier terminate the Option.

                 (3) In the event that termination of employment is due to retirement with the consent of his employer, the Optionee shall have the right to exercise his Option at any time within three (3) months after such retirement to the extent he was entitled to exercise the same immediately prior to retirement. Notwithstanding the foregoing, the provisions of this
                          Section 4(e)(3) shall be subject to Sections 4(h) (Adjustment of Option Upon Reorganization) and 4(g) (Dissolution, etc., of Issuer of Option Stock) as may earlier terminate the Option.

         (f) Adjustment of Options on Recapitalization. The aggregate number of shares of Common Stock for which Options may be granted to persons participating under the Program, the number of shares covered by each such Option and the exercise price per share for each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the date of grant of the Option, or other increase in such shares effected without receipt of consideration by the Company; provided, however, that any Options to purchase fractional shares resulting from any such adjustment shall be eliminated.

         (g) Dissolution, Sale of Assets or Stock of Issuer of Option Stock. In the event of the: (i) dissolution or





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                 liquidation of the Company; (ii) merger, consolidation or
                 reorganization of the Company where the Company is not the surviving entity; (iii) sale, lease exchange or other form of disposition of substantially all property and assets of the Company other than sale of contracts for financing purposes; or (iv) a Fifty Percent Acquisition, the Options granted hereunder shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days' prior written notice of the date so fixed shall be given to the Optionee, and the Optionee shall have the right, during the period of thirty (30) days preceding such termination of the Option, to exercise his Option to the extent of the total shares covered by the Option. Notwithstanding the foregoing, the provisions of this Section shall be subject to Section 4(h) (Adjustment of Options Upon Reorganization) if the Optionee receives notice under Section 4(h) (Adjustments of Options Upon Reorganization) at a time earlier than the notice provided for herein.

         (h)     Adjustment of Options Upon Certain Reorganization.

                 (1) If the Company shall at any time merge or consolidate with or into another corporation without the sale of substantially all assets or the sale of more than fifty percent (50%) of the Common Stock and (A) the Company is not the surviving entity, or (B) the Company is the surviving entity and the shareholders of the Company Common Stock are required to exchange their shares for property and/or securities, the holder of each Option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such Option would have been entitled to receive upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Program shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such Option.

                 (2) The resulting Affiliation following any reorganization may at any time, in its sole discretion, tender substitute Options as it may deem appropriate. However, in no event may the substitute Options entitle the Optionee to any fewer shares (or at any greater aggregate price) or any less other property than the Optionee would be entitled to under the immediately preceding





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                          paragraph upon an exercise of the Options held prior
                          to the substitution of the new Option.

         (i) Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock of the Company held under Option until the date of issuance of the stock certificates to him for such shares. Except as provided in Section 4(f) (Adjustment of Options on Recapitalization), no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         (j) Time of Granting Options. The grant of an Option shall occur only when a written Option Agreement substantially in the form of the Stock Option Agreement which is attached hereto marked Exhibit "A" shall have been duly executed and delivered by or on behalf of the Company and the employee to whom such Option shall be granted.

         (k) Stock, Legend. Certificates evidencing shares of the Company's Common Stock purchased upon the exercise of Options issued under the Program shall be endorsed with a legend in substantially the following form:

                          The shared evidenced by this certificate may not be sold or transferred prior to ________, 19___, in the absence of a written statement from Ultrak, Inc. (the "Company") to the effect that the Company is aware of the fact of such sale or transfer.

                 Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares are proposed to be sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is aware of the fact of such proposed sale or transfer. This Section 4(k) shall have no effect on other restrictions on transfer to which the stock may be subject.

5.       Administration.

         (a) The Program shall be administered by a Compensation Committee (the "Committee") consisting of not less than two (2) individuals to be appointed by the Board of Directors of the Company. The Board of Directors may, from time to time, remove members from or add members to the Committee.
                 Vacancies in the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its member's chairman and





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                 shall hold meetings at such times and places as it may
                 determine. The Committee may appoint a secretary and, subject to the provisions of the Program and to policies determined by the Board of Directors, may make such rules and regulations for the conduct of its business as it shall deem advisable. A majority of the Committee shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held.
                 The Board of Directors may act in lieu of Committee and shall act in lieu of a Committee at any time such Committee is not instituted.

         (b) Subject to the express terms and conditions of the Program, the Committee shall have full power to grant Options under the Program, the Committee shall have full power to grant Options under the Program, to construe or interpret the Program, to construe or interpret the Program, to prescribe, amend, rescind and waive rules and regulations relating to it and to make all other determinations necessary or advisable for its administration.

         (c) Subject to the provisions of Sections 3 and 4 hereof, the Committee may, from time to time, determine which employees of the Company shall be granted Options under the Program, the number of Option Shares subject to each Option, and the time or times at which Options shall be granted, to grant such Options under the Program and waive any term or condition of an Option.

         (d) The Committee shall report to the Board of Directors the names of employees granted Options, the number of option Shares subject to, and the terms and conditions of, each Option.

         (e) No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Program or to any Option.

6.       Effective Date.  The effective date of the Program is April 15, 1988.

7. Amendments. The Board of Directors of the Company may, from time to time, alter, amend, suspend, or discontinue the Program, or alter or amend any and all Option Agreements granted thereunder; provided, however, that no such action of the Board of Directors, may alter the provisions of the





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         Program so as to alter any outstanding Option Agreement to the detriment of the Optionee without his consent.

8. Use of Proceeds. The proceeds from the sale of Common Stock pursuant to the exercise of Options will be used for the Company's general corporate purposes.

9. Authorization. Authorized and made effective by the Board of Directors on April 15, 1988 pursuant to their signatures below.


/s/ George K. Broady                       /s/ Theodore A. Waibel, Jr.
- -------------------------                  -------------------------------
George K. Broady                           Theodore A. Waibel, Jr.





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